UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 18, 2021

Wize Pharma, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52545	88-0445167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Hanagar Street, Hod Hasharon, Israel	4527708
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  +(972) 72-260-0536

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Bid Implementation Agreement

On January 18, 2021, Wize Pharma, Inc. (the “Company” or “Wize”), entered into a Deed of Amendment (the “Amendment”) with Cosmos Capital Limited, a digital infrastructure provider based in Sydney, Australia (“Cosmos”), whereby the parties agreed to amend certain provisions of the previously announced Bid Implementation Agreement between the parties, dated December 30, 2020 (the “Bid Agreement”).

Under the original Bid Agreement, the parties agreed, among other things, that the Company (i) would commence an off-market takeover offer under applicable Australian laws (the “Offer”) to acquire all of the outstanding shares of Cosmos (the “Cosmos Shares”) in exchange for (i) 38.78 shares of Wize’s common stock and (ii) 22.33 warrants (each to acquire one share of Wize’s common stock) (the “Milestone Warrants”) for each Cosmos Share (the “Offer Consideration”) and (ii) that the Company will enter into a Warrant Agency Agreement for the issuance of the Milestone Warrants whereby, subject to certain exceptions, the Milestone Warrants will become fully exercisable into shares of Wize’s common stock provided that the holder of the Milestone Warrants retains the shares of Wize’s common stock issued to such holder as part of the Offer Consideration until December 31, 2021 (the “2021 Milestone”).

Under the Amendment, the Offer Consideration was amended such that holders of Cosmos Shares who accept the Offer will receive 61.11 shares of Wize’s common stock, of which 22.33 shares of Wize’s common stock will be subject to a Stock Restriction Agreement to be entered into at the Closing Date (as defined in the Bid Agreement). The Stock Restriction Agreement provides that if the Cosmos Shareholders who accept the Offer fail to meet the 2021 Milestone (same as the 2021 Milestone set forth in the Warrant Agency Agreement that was canceled as part of the Amendment), then, subject to certain exceptions, the Company will be able to repurchase the 22.33 shares at a nominal value.

As part of the Amendment, the parties also agreed to make several technical amendments to the previously announced Contingent Value Rights Agreement (the “CVR Agreement”).

The Company does not believe that the Amendment will cause any delay for consummation of the transaction contemplated by the Bid Agreement, and, subject to satisfaction or waiver of the conditions that are set forth in Schedule 1 to the Bid Agreement (which have not changed), closing is still expected in mid to late first quarter of 2021.

The securities to be issued by Wize in the Offer will be offered and sold in reliance on an exemption from registration under Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”), as they are being offered to non-U.S. investors only. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these Securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The foregoing summary is not a complete description of all of the parties’ rights and obligations under the Amendment, the Bid Agreement, the Stock Restriction Agreement or the CVR Agreement, and are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibits 2.1, 10.1 and 10.2 hereto and are incorporated herein by reference.

IMPORTANT NOTE

The representations, warranties and covenants contained in the Bid Agreement (as amended) were made only for the purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to Bid Agreement and may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of Bid Agreement (as amended) and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, Wize. Wize’s stockholders and other investors are not third-party beneficiaries under the Bid Agreement (as amended) and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Wize, Cosmos or any of their respective subsidiaries or affiliates.

NO OFFERING

The securities to be offered and sold by Wize in the Offer are not being registered under the Securities Act or state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements. This report shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

The Offer described in this Current Report on Form 8-K is for the securities of a non-U.S. company. The Offer is subject to disclosure requirements of a country that are different from those of the United States.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Wize cautions that statements in this report that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Wize’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the possibility that Wize will not consummate the transactions with Cosmos and the PIPE investors or, if Wize does consummate such transactions, that it will not receive the benefits Wize planned to achieve from such transactions; the possibility that Wize will enter into a transaction with respect to its LO2A business that will ultimately benefit holders of the CVRs; Wize’s expectations regarding the capitalization, resources and ownership structure of the post-closing combined company; the nature, strategy and focus of the post-closing combined company; the executive officer and board structure of the post-closing combined company; and the expectations regarding acceptance of the Offer by the Cosmos shareholders. More detailed information about the risks and uncertainties affecting Wize is contained under the heading “Risk Factors” included in Wize’s Annual Report on Form 10-K filed with the SEC on March 30, 2020, and in other filings that Wize has made and may make with the SEC in the future. Wize and/or Cosmos may not actually consummate the proposed transaction, or any plans or product development goals in a timely manner, if at all, or otherwise carry out the intentions or meet the expectations or projections disclosed in Wize’s forward-looking statements, and one should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Wize undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

Item 3.02 Unregistered Sales of Equity Securities.

With respect to the shares of the Company’s common stock to be issued pursuant to the Offer and the exemption from registration under the Securities Act for the issuance of such shares, the disclosures set forth in Item 1.01 above are incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Deed of Amendment, dated January 18, 2021, of the Bid Implementation Agreement between Wize Pharma, Inc. and Cosmos Capital Limited, dated December 30, 2020
10.1	Form of Stock Restriction Agreement*
10.2	Form of Contingent Value Rights Agreement*

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of any such schedules and exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wize Pharma, Inc.

	By:	/s/ Or Eisenberg
	Name:	Or Eisenberg
Date: January 19, 2021	Title:	Chief Financial Officer

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